                                                                   EXHIBIT 10.16

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION


                AMENDMENT NO. 1 TO ENTERPRISE LICENSE AGREEMENT

This Amendment No. 1 to Enterprise License Agreement (this "Amendment") is
                                                            ---------
entered into as of September  ___, 1999 (the "Effective Date") by and between
                                              --------------
Tioga Systems, Inc., a Delaware corporation ("Tioga"), and Bear Stearns & Co.,
                                              -----  -
Inc., a Delaware corporation ("Bear Stearns").
                               ------------

     Whereas, the parties desire to amend the Enterprise License Agreement by and between the parties dated as of May 27, 1999 (the "Agreement") as set forth in this Amendment;

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Unless otherwise specifically defined herein, the capitalized terms in this Amendment have the definitions set forth in the Agreement.

2. Except as expressly amended by this Amendment, the terms and conditions of the Agreement remain in full force and effect.

3. The Agreement, as amended, and this Amendment together constitute the entire agreement between the parties concerning its subject matter, and supercede any prior or contemporaneous agreements whether written or oral. In the event of any conflict or inconsistency between the Agreement and this Amendment, this Amendment shall prevail and control.

4.   The Agreement is hereby amended by adding an Exhibit E & F attached hereto.

5. This Amendment may be amended or modified only by a subsequent writing signed by both parties to this Amendment. If any provision of this Amendment is declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provision shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original as against any party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the Effective Date set forth above.


Bear, Stearns & Co. Inc.                     Tioga Systems, Inc.
---------------------------------            --------------------------------

         /s/ Geryl W. Darington                      /s/ Robert Amaral Jr.
---------------------------------            --------------------------------
Signature                                    Signature

       Geryl W. Darington                            Robert Amaral Jr.
---------------------------------            --------------------------------
Print or Type Name                           Print or Type Name

       Senior Managing Director                     Vice-President of Sales
---------------------------------            --------------------------------
Title  9/29/99                               Title  10/6/99

                                   EXHIBIT E
                         ADDITIONAL LICENSED MATERIALS
                         -----------------------------


I.  Description and Specifications of Software:
-----------------------------------------------

Latest Version of Tioga Self-Healing System in object code format.


II. Number of Network Computers and Workstations Licensed
---------------------------------------------------------

Catalogue Number and Program Name                 Number of Authorized Copies
---------------------------------                 ---------------------------

11-00001  Tioga/Desktop Agent                     See Scope below.
11-00002  Tioga/Mobile Agent                      See Scope below.
11-00006  Server Agent                            See Scope below.
11-00011  Tioga/Administration and Healing
          Console - Enterprise License            See Scope below.
11-00050  Support.com Portal                      See Scope below.

Scope: This is an unlimited License deal with a term of three (3) years. Bear Stearns may deploy any mixture of Desktop, Mobil, and/or Server agents to their Clearnet customer machines during the term of the agreement. At the end of the three years, Bear Stearns will have a perpetual right to use the number of licenses deployed during the term of this agreement.


Bear, Stearns & Co. Inc.                     Tioga Systems, Inc.
-----------------------------------          --------------------------------

         /s/ Geryl W. Darington                      /s/ Robert Amaral Jr.
-----------------------------------          --------------------------------
Signature                                    Signature

         Geryl W. Darington                          Robert Amaral Jr.
-----------------------------------          --------------------------------
Print or Type Name                           Print or Type Name

         Senior Managing Director                    Vice-President of Sales
-----------------------------------          --------------------------------
     Title  9/29/99                               Title  10/6/99

                                   EXHIBIT F
                   ADDITIONAL PAYMENT TERMS AND FEE SCHEDULE
                   -----------------------------------------

I.  Payment Terms:
------------------
The Fees described in VI. below will become due and payable on the following terms; (i) payments tied to dates will be due and payable net 30 days of the date (ii) deployment and implementation fees related to the Clearnet Support Portal ("Portal") will be due net 30 days after the Portal has been accepted. The Portal will be considered accepted when Tioga notifies Bear Stearns in writing of the completion of the Portal, and Bear Stearns does not, within 15 business days, notify Tioga in writing of non-acceptance of the Portal. If Bear Stearns notifies Tioga of non-acceptance within fifteen days, Tioga will have thirty business days to address the issues raised and resubmit the Portal for acceptance. This process will continue until Bear Stearns does not notify Tioga within 15 business days, in writing, of non-acceptance of the submitted Portal, at which point the Portal will be considered accepted.

II. Software License Fees
-------------------------
Item                                                        Fees
----                                                        ----
License Fees                                                [***]

III. Technical Support Fee Schedule
-----------------------------------
Item                                                        Fees
----                                                        ----
Standard Technical Support (Year 1)                         [***]
Standard Technical Support (Year 2)                         [***]
Standard Technical Support (Year 3 -[***]%)                 [***]

IV. Deployment and Implementation Fee Schedule
----------------------------------------------
Item                                                        Fees
----                                                        ----
Creation of Bear Stearns branded Clearnet Support           [***]
Portal, including web-based integration with Remedy.
Additional integration work and portal services consulting to be mutually agreed upon.

V.  Training
------------
                                                            Fees
                                                            ----
Training Onsite at Bear Stearns Facilities                  [***]
Additional training for Bear personnel will be provided [***] to Bear (based on space available) for 3 years, provided Bear personnel attend training at Tioga's offices in Redwood City, CA.

VI.  Payment of Fees
--------------------
All fees are due and payable net 30 days from receipt of invoice. Payments are due according to the following schedule:
 .  [***] due September 30, 1999.
 .  [***] due December 31, 1999.
 .  [***] due upon delivery and acceptance of final Clearnet Support Portal, estimated 2/15/2000.
 .  [***] Maintenance Fee due September 30, 2000
 .  [***] Maintenance Fee due September 30, 2001
 . Beginning September 30, 2002, Maintenance fee due annually in advance at a rate of [***]% of license fees billed to date (increased annually based on the percentage increase reflected in the CPI).

Bear, Stearns & Co. Inc.                     Tioga Systems, Inc.
-----------------------------------          --------------------------------

         /s/ Geryl W. Darington                      /s/ Robert Amaral Jr.
-----------------------------------          --------------------------------
Signature                                    Signature

         Geryl W. Darington                          Robert Amaral Jr.
-----------------------------------          --------------------------------
Print or Type Name                           Print or Type Name

         Senior Managing Director                    Vice-President of Sales
-----------------------------------          --------------------------------
     Title  9/29/99                               Title  10/6/99

[***] CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION